Business combinations	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Business combinations
30. Business combinations
In September 2021, Pearson completed the acquisition of 100% of the share capital of Faethm Holdings Pty Limited (Faethm), having already held 9% of the share capital previously. Faethm uses artificial intelligence and analytics services to help governments, companies and workers understand the dynamic forces shaping the labour market. Faethm will be part of the Workforce Skills division. The total consideration for the transaction was £65m, which included £10m of contingent consideration which is payable after two years, dependent upon meeting certain earnings targets. The contingent consideration has been valued at the net present value of the Group’s best estimate of the amount that will be payable.
In addition, the Group made two additional acquisitions of subsidiaries for total consideration of £11m. In both cases, the Group acquired 100% of the share capital of the respective entities. Opinion Interactive LLC (also known as Spotlight Education) was acquired in February 2021. MZ Development Inc. was acquired in July 2021. Both will be part of the Assessment & Qualifications division.
The Group also made additional investments in associates, which are detailed in note 12, and are not included below.
Details of the fair values of the assets and liabilities recognised at the acquisition date and the related consideration is shown in the table below. The fair values of Faethm’s net assets are provisional at this stage as management are finalising their review of the asset valuations. The provisional goodwill arising from the acquisition of Faethm represents assets and benefits that cannot be separately recognised. The goodwill is not deductible for tax purposes and at the acquisition date there were no material contingent liabilities.
There were no significant acquisitions in 2020. In 2019, the Group made some small acquisitions, including Lumerit Education and Smart Sparrow, for total consideration of £40m.

All figures in £ millions	2021 Faethm	2021 Other	2021 Total	2020 Total	2019 Total
Intangible assets	21	6	27	—	23
Deferred tax asset	11	—	11	—	—
Trade and other receivables	1	1	2	—	1
Cash	4	—	4	—	—
Trade and other liabilities	(4)	(1)	(5)	—	(2)
Deferred tax liabilities	(6)	—	(6)	—	—

Net assets acquired	27	6	33	—	22
Goodwill	38	5	43	—	18

Total	65	11	76	—	40

Satisfied by:
Cash consideration	49	5	54	—	40
Contingent consideration	10	6	16	—	—
Fair value of existing investment	6	—	6	—	—

Total consideration	65	11	76	—	40

Faethm generated revenues of £1m and a loss before tax of £1m for the period from the acquisition date to 31 December 2021. If the acquisition had occurred on 1 January 2021, the Group’s revenue and profit before tax for the year ended 31 December 2021 would not have been materially different. Total acquisition-related costs relating to the three transactions of £2m were recognised within other net gains and losses, in the consolidated income statement, all of which was recognised in the year ended 31 December 2021, and are excluded from adjusted operating profit.
The net cash outflows related to the acquisitions are set out in the table below. In addition to the current year acquisitions, the other net cash outflows on acquisition of subsidiaries in 2021, 2020 and 2019 relate to deferred payments for prior year acquisitions.

All figures in £ millions	2021 Faethm	2021 Other	2021 Total	2020 Total	2019 Total
Cash flow on acquisitions
Cash – current year acquisitions	(49)	(5)	(54)	—	(40)
Cash and cash equivalents acquired	4	—	4	—	—
Deferred payments for prior year acquisitions and other items	—	(4)	(4)	(6)	(5)
Acquisition costs paid	(1)	—	(1)	—	—

Net cash outflow	(46)	(9)	(55)	(6)	(45)